CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.28

AMENDMENT NO. 1 TO REPURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Repurchase Agreement (as defined below), is entered into as of October 11, 2019, among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Buyer”) and AMERIHOME MORTGAGE COMPANY, LLC (the “Seller”).

RECITALS

The Administrative Agent, the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 13, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Administrative Agent, Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revision to the terms of the Repurchase Agreement.

Accordingly, the Administrative Agent, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Amendment to the Repurchase Agreement.

1.1                               Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of “Base Rate” in its entirety and replacing it with the following:

“Base Rate” means the greater of (i) LIBOR Rate and (ii) [***].

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of Buyer, executed and delivered by the duly authorized officers of Administrative Agent, the Buyer and the Seller.

SECTION 3.                            Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article 3 of the Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.                            Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.                            Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.                            GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:
Name:
Title:

By:
Name:
Title:

[AmeriHome GMSR Issuer Trust – Amendment No. 1 to Repurchase Agreement]

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

[AmeriHome GMSR Issuer Trust – Amendment No. 1 to Repurchase Agreement]